                    Morgan Stanley High Yield Securities Inc.
                          Item 77(O) 10F-3 Transactions
                         March 1, 2005 - August 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Sungar  7/27/    -     $100.0 $1,000,  710,00    0.07%  0.16%   Deutsc  Deutsc
d Data    05             0    000,000     0                       he      he
10.25%                                                           Bank    Bank
8/15/1                                                          Securi
   5                                                            ties,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                Deutsc
                                                                  he
                                                                 Bank
Sungar  7/27/    -     $100.0 $1,600,  1,250,    0.08%  0.28%   Securi  Deutsc
d Date    05             0    000,000    000                    ties,     he
9.125%                                                          Goldma   Bank
8/15/1                                                            n,
   3                                                            Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                Deutsc
                                                                  he
                                                                 Bank
Sungar  7/27/    -     $100.0 $4,000,  185,00    0.05%  0.05%   Securi  Deutsc
d Data    05             0    000,000     0                     ties,     he
Floati                                                          Goldma   Bank
  ng                                                              n,
 Rate                                                           Sachs
 Notes                                                          & Co.,
8/15/1                                                          Citigr
   3                                                             oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.